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                                                                    EXHIBIT 10.1



               [AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION LOGO]

            STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - NET
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.  BASIC PROVISIONS ("BASIC PROVISIONS").

    1.1 PARTIES: THIS LEASE ("LEASE"), DATED FOR REFERENCE PURPOSES ONLY July 14, 2004, is made by and between Carson Dominguez Properties, L.P. ("LESSOR") and CancerVax Corporation ("LESSEE"), (collectively the "PARTIES", or individually a "PARTY").

    1.2(a) PREMISES: That certain portion of the Project (as defined below), including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 18120 Central Avenue, located in the City of Carson, County of Los Angeles, State of CA, with zip code 90746, as outlined on Exhibit A attached hereto ("PREMISES") and generally described as (describe briefly the nature of the Premises): approximately
42,681 square feet of a 82,972 square foot building (the "Building") in the Dominguez Technology Center (the "Project").

In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the exterior walls or utility raceways of the building containing the Premises ("BUILDING") or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "PROJECT." (See also Paragraph 2) SEE RIDER

    1.2(b) PARKING: 40 unreserved vehicle parking spaces ("UNRESERVED PARKING SPACES"); (See also Paragraph 2.6)

    1.3 TERM: 84.5 months ("ORIGINAL TERM") commencing August 18, 2004 ("COMMENCEMENT DATE") and ending August 26, 2011 ("EXPIRATION DATE"). (See also Paragraph 3)

    1.4

    1.5 BASE RENT: $25,608.60 per month ("BASE RENT"), payable on the first day of each month commencing November 18, 2004. (See also Paragraph 4)

[X] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

    1.6 LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: fifty one and four tenths percent (51.4%) ("LESSEE'S SHARE").

    1.7     BASE RENT AND OTHER MONIES PAID UPON EXECUTION:

            (a) BASE RENT: $25,608.60 for the period November 18, 2004 to December 17, 2004.

            (b) COMMON AREA OPERATING EXPENSES: $5,548.00 for the period August 18, 2004 to September 17, 2004.

            (c) SECURITY DEPOSIT: $____________ ("SECURITY DEPOSIT"). (SEE ALSO PARAGRAPH 5) SEE RIDER

            (e) TOTAL DUE UPON EXECUTION OF THIS LEASE: $31,156.60.

    1.8 AGREED USE: general office, administrative, laboratory, warehouse and distribution of medical equipment and material and all other uses permitted under applicable zoning. (See also Paragraph 6)

    1.9     INSURING PARTY. Lessor is the "INSURING PARTY". (See also Paragraph
8)

    1.10    REAL ESTATE BROKERS: (See also Paragraph 15)

            (a) REPRESENTATION: The following real estate brokers (the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):

[X] CB Richard Ellis represents Lessor exclusively ("LESSOR'S BROKER");

[X] The Staubach Company represents Lessee exclusively ("LESSEE'S BROKER");

or

[ ] ______________________________________ represents both Lessor and Lessee
("DUAL AGENCY").

            (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement.

    1.11

    1.12 ADDENDA AND EXHIBITS. Attached hereto is a Rider and Exhibits A through C, all of which constitute a part of this Lease.

    2.      PREMISES.

    2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less.

    2.2 CONDITION. Lessor shall deliver that portion of the Premises contained within the Building ("UNIT") to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("START DATE"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in effect within thirty days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Unit, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of the Unit shall be free of material defects. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Lessor's expense. The warranty periods shall be as follows: 30 days as to the remaining systems and other elements of the Unit. If Lessee does not give Lessor the required notice within the appropriate

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warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Lessee at Lessee's sole cost and expense (except for the repairs to the fire sprinkler systems, roof, foundations, and/or bearing walls -- see Paragraph 7).

     2.3 COMPLIANCE. Lessor warrants that the improvements on the Premises and the Common Areas comply with the building codes that were in effect at the time that each such improvement, or portion thereof, was constructed, and also with all applicable laws, including the Americans with Disabilities Act, covenants or restrictions of record, regulations, and ordinances in effect on the Start
Date ("APPLICABLE REQUIREMENTS"). Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee.
NOTE: LESSEE IS RESPONSIBLE FOR DETERMINING WHETHER OR NOT THE APPLICABLE REQUIREMENTS, AND ESPECIALLY THE ZONING, ARE APPROPRIATE FOR LESSEE'S INTENDED USE, AND ACKNOWLEDGES THAT PAST USES OF THE PREMISES MAY NO LONGER BE ALLOWED. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within 6 months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Unit, Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Unit, Premises and/or Building ("CAPITAL EXPENDITURE"), Lessor and Lessee shall allocate the cost of such work as follows:

          (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to 6 months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.


          (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for the portion of such costs reasonably attributable to the Premises pursuant to the formula set out in Paragraph 7.1(d); provided, however, that if such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.

          (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

     2.4 ACKNOWLEDGEMENTS. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.


     2.5

     2.6 VEHICLE PARKING. Lessee shall be entitled to use the number of Unreserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee, subject to Lessor's approval, shall have the right to add additional parking spaces in the truck yard portion of Premises. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Notwithstanding the foregoing, Lessee shall have the right to park vehicles that are larger than Permitted Size Vehicles in the truck yard portion of the Premises. Lessor may regulate the loading and unloading of vehicles by adopting Rules and Regulations as provided in Paragraph 2.9. No vehicles other than Permitted Size Vehicles may be parked in the Common Area without the prior written permission of Lessor.

          (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities or to use, encroach on or park in the portion of the Common Areas behind portions of the Building occupied by other lessees.

          (b)  Lessee shall not service or store any vehicles in the Common
Areas.

          (c) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.7 COMMON AREAS -- DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways and installations within the Unit that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, walkways, driveways and landscaped areas.

     2.8 COMMON AREAS -- LESSEE'S RIGHTS. Lessor grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.9 COMMON AREAS -- RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations ("RULE AND REGULATIONS") for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said Rules and Regulations by other tenants of the Project.

     2.10 COMMON AREAS -- CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

          (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (c) To designate other land outside the boundaries of the Project to be a part of the Common Areas;

          (d)  To add additional buildings and improvements to the Common Areas;

          (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and

          (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.   TERM

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2

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      3.3  DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within 60 days after the Commencement Date, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within 4 months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

      3.4 LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.    RENT.

      4.1 RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

      4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

           (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Project, including, but not limited to, the following:

                (i) The operation, repair and maintenance, in neat, clean, good order and condition of the following:

                        (aa) The Common Areas and Common Area improvements,
                             including parking areas, loading and unloading areas, trash areas, roadways, walkways, driveways, landscaped areas, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators, roofs, painting of exterior walls, and roof drainage systems.

                        (bb) Exterior signs and any tenant directories.

                        (cc) Any fire detection and/or sprinkler systems.


                 (ii) The cost of water, gas, electricity and telephone to service the Common Areas and any utilities not separately metered.

                 (iii) Trash disposal, pest control services, property management, security patrol services, and the costs of any environmental inspections.

                 (iv) Reserves set aside for maintenance and repair of Common Areas.

                 (v)    Real Property Taxes (as defined in Paragraph 10).

                 (vi) The cost of the premiums for the insurance maintained by Lessor pursuant to Paragraph 8.

                 (vii) Any deductible portion of an insured loss concerning the Building of the Common Areas.

                 (viii) The cost of any Capital Expenditure to the Building or the Project not covered under the provisions of Paragraph 2.3 but only to the extent that such Capital Expenditures reduces the Common Area Operating Expenses and only to the extent that Lessor can demonstrate an actual reduction in Common Area Operating Expenses. provided; however, that Lessor shall allocate the cost of any such Capital Expenditure over a 12 year period and Lessee shall not be required to pay more than Lessee's Share of 1/144th of the cost of such Capital Expenditure in any given month.

                 (ix) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

                 (x) An administrative fee equal to one and one half percent of the Base Rent hereunder per year, payable in equal monthly installments.

                 (xi)   SEE RIDER

           (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Unit, the Building or to any other building in the Project or to the operation, repair and maintenance thereof, shall be allocated entirely to such Unit, Building, or other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Project.

           (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Project already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

           (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within 10 days after a reasonably detailed statement of actual expenses is presented to Lessee. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual
Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12 month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within 60 days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during the preceding year exceed Lessee's Share as indicated on such statement, Lessor shall credit the amount of such over-payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during the preceding year were less than Lessee's Share as indicated on such statement, Lessee shall pay to Lessor the amount of the deficiency within 10 days after delivery by Lessor to Lessee of the statement. Lessee shall have the right, at its own expense, within ninety (90) days after receiving Lessor's written statement of the actual expenses for a particular year to audit Lessor's books and records relating thereto for such year. If, as a result of such audit, Lessee discovers that Lessee has overpaid the amounts due under this paragraph
4.2 by 5% or more, Lessor shall reimburse Lessee for the cost of such audit, not to exceed $1,000.00 and shall immediately pay Lessee such amounts as have been overpaid.

    4.3 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction
(except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee or Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any late charges which may be due.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep the Security Deposit separate from its


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general accounts. Within 14 days after the expiration or termination of this
Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within 30 days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease. SEE RIDER

6.   USE.

     6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in the Agreed Use.

     6.2  HAZARDOUS SUBSTANCES.
          (a) Reportable Uses Require Consent. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean
(i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements, secondary containment devices or structures and monitoring alarms) and/or increasing the Security Deposit. SEE RIDER

          (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

          (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

          (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party after the Commencement Date (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from areas outside of the Project). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

          (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

          (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

          (g) LESSOR TERMINATION OPTION. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $250,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent of $250,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements reasonably specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

     6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's "LENDER" (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times and upon reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination.

     6.5 REMOVAL OF PERSONAL PROPERTY. Notwithstanding anything in this Lease, Lessee shall, at Lessee's sole cost and expense, upon expiration or sooner termination of the Lease, promptly remove from the Premises any and all personal property and trade fixtures of Lessee used in connection with the use, treatment, storage, generation, emission, or disposal of Hazardous Materials.

7.  MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS.


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     7.1 LESSEE'S OBLIGATIONS

         (a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition),
2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations (intended for Lessee's exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

SEE RIDER

         (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the
Premises: (i) HVAC equipment, (ii) boiler and pressure vessels, (iii) clarifiers, and (iv) any other equipment, if reasonably required by Lessor. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

         (c) FAILURE TO PERFORM. If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly reimburse Lessor for the cost thereof.

         (d) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (ie. 1/144th of the cost per month). Lessee shall pay interest on the unamortized balance at a rate that is the prime rate as published by Bank of America plus 2%. Lessee may, however, prepay its obligation at any time.

     7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of paragraphs 2.2 (Condition), 2.3 (Compliance), 4.2 (Common Area Operating Expenses), 6 (Use),
7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls (including painting once every five [5] years), structural condition of interior bearing walls, exterior roof, fire sprinkler system, Common Area fire alarm and/or smoke detection systems, fire hydrants, parking lots (including reslurry at least once every two [2] years), walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

     7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

         (a) DEFINITIONS. The term "UTILITY INSTALLATIONS" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility Installations to Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

         (b) CONSENT. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to 3 month's Base Rent in the aggregate or a sum equal to one month's Base Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by the Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications.

         (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialman's lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability of the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

     7.4 OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

         (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

         (b) REMOVAL. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

         (c) SURRENDER; RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted and subject to Premises Partial Damage and Premises Total Destruction as provided in Paragraph 9 (Damage or Destruction) is applicable. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Project) even if such removal would require Lessee to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. INSURANCE; INDEMNITY.

     8.1 PAYMENT OF PREMIUMS. The cost of the premiums for the insurance policies required to be carried by Lessor, pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b), shall be a Common Area Operating Expense. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Start Date or Expiration Date.

     8.2 LIABILITY INSURANCE.

         (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability policy of Insurance protecting


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Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $5,000,000, an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. Notwithstanding the foregoing, such "Amendment of the Pollution Exclusion Endorsement" may be sublimited at $250,000 per location. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "Insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

          (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force a policy or policies of insurance in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4. If the coverage is available and commercially appropriate, such policy or policies maintained by Lessor shall insure against all risks of direct physical loss or damage (including the perils of flood and/or earthquake), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

          (b) RENTAL VALUE. Lessor shall also obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days ("Rental Value insurance"). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period.

          (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4  LESSEE'S PROPERTY; BUSINESS INTERRUPTION INSURANCE.

          (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $50,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

          (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

     8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 30 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 INDEMNITY. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground Lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause including earthquake and flood, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor nor from the failure of Lessor to enforce the provisions of any other lease in the Project. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 6 months or less from the date of the damage or destruction, and the cost thereof does not exceed a sum equal to 18 months's Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destruction and/or the cost thereof exceeds a sum equal to 18 month's Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

          (f)  SEE RIDER

     9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of
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which is $5,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or
(ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

      9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee or Lessee's Agents (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds of satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

      9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee or Lessee's Agents, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

      9.5 DAMAGE NEAR END OF TERM. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

      9.6   ABATEMENT OF RENT; LESSEE'S REMEDIES.

            (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

            (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

      9.7 TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

      9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.   REAL PROPERTY TAXES.

      10.1 DEFINITION. As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Project, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Project address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Project is located. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Project or any portion thereof or a change in the improvements thereon. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common. SEE RIDER

      10.2 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes applicable to the Project, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

      10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.2 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

      10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

      10.5 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Notwithstanding the provisions of Paragraph 4.2, if at any time in Lessor's sole judgment, Lessor determines that Lessee is using a disproportionate amount of water, electricity or other commonly metered utilities, or that Lessee is generating such a large volume of trash as to require an increase in the size of the dumpster and/or an increase in the number of times per month that the dumpster is emptied, then Lessor may increase Lessee's Base Rent by an amount equal to such increased costs.

12.   ASSIGNMENT AND SUBLETTING.

      12.1  LESSOR'S CONSENT REQUIRED.

            (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "ASSIGN OR ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent which consent shall not be unreasonably withheld or delayed.

            (b) A change in the control of Lessee shall not constitute an assignment requiring consent. SEE RIDER

            (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which


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results or will result in a reduction of the Net Worth of Lessee (or in the case of any merger in which Lessee is not the surviving entity, of the surviving entity) by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which lessor may withhold its consent. "NET WORTH OF LESSEE" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

     (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may terminate this Lease. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

     (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 Terms and Conditions Applicable to Assignment and Subletting.

     (a) Regardless of Lessor's consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

     (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

     (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

     (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

     (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500, as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

     (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

     (g) Lessor's consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2).

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

     (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

     (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

     (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

     (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

     12.4 SEE RIDER

13. DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period.

          (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

          (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 5 business days following written notice to Lessee.

          (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 41 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 2.9 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee's Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. (section) 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within 60 days following written notice of any such event,to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of any emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination

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until the time of award exceeds the amount of [illegible] loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 INDUCEMENT RECAPTURE. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS", shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base
Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments. The interest ("INTEREST") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus 4%, but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

     13.6 BREACH BY LESSOR.

          (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

          (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the Unit, or more than 25% of Lessee's Reserved Parking Spaces, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. BROKERAGE FEES.

     15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16. ESTOPPEL CERTIFICATES.

          (a) Each Party (as "RESPONDING PARTY") shall within 10 days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "ESTOPPEL CERTIFICATE" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

          (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrances may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

          (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any


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potential lender or purchaser designated by [ILLEGIBLE] such financial statements as may be reasonably [ILLEGIBLE] by such lender or purchaser, including but not limited to Lessee's financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6.2 above.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "DAYS" as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.  NOTICES.

     23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

     23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 48 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "LENDER") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to
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have this Lease and/or any Option granted here[ILLEGIBLE]perior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of such new owner, this Lease shall automatically become a new Lease between Lessee and such new owner, upon all of the terms and conditions hereof, for the remainder of the term hereof, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor's obligations hereunder, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership;
(b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Lessor hereby represents that there are no Security Devices entered into in favor of any Lender with respect to the Premises as of the Commencement Date.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times and upon reasonable notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "FOR SALE" signs and Lessor may during the last 6 months of the term hereof place on the Premises any ordinary "FOR LEASE" signs. Lessee may at any time place on the Premises any ordinary "FOR SUBLEASE" sign.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Lessee shall have the exclusive right to place signage on the Premises in locations that are mutually and reasonably agreeable to Lessor and Lessee. All signs must comply with all Applicable Requirements and the Covenants, Conditions and Restrictions for the Project.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. OPTIONS. If Lessee is granted an option, as defined below, then the following provisions shall apply.

     39.1 DEFINITION. "OPTION" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

     39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

     39.4 EFFECT OF DEFAULT ON OPTIONS.
          (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee 3 or more notices of separate Default during any 12 month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. SECURITY MEASURES. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and the property from the acts of third parties.

41. RESERVATIONS. Lessor reserves the right: (i) to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, (ii) to cause the recordation of parcel maps and restrictions, and (iii) to create and/or install new utility raceways, so long as such

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c 1999 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION       FORM MTN-2-2/99E
easements, rights, dedications, maps, restriction [illegible copy] utility raceways do not unreasonably interfere with [illegible copy] use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate such rights.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

43. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within 30 days after request, deliver to the other party satisfactory evidence of such authority.

44. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

45. OFFER. Preparation of this Lease by either party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

46. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

47. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

48. WAIVER OF JURY TRIAL. The Parties hereby waive their respective rights to trial by jury in any action or proceeding involving the Property or arising out of this Agreement.

49. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease [ ] is [X] is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.    SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.




Executed at: Rancho Dominguez                               Executed at: Carlsbad, California
             --------------------------------                            ------------------------------

on: August 17, 2004                                         on: August 18, 2004
    -----------------------------------------                   ---------------------------------------

By LESSOR:                                                  BY LESSEE:

Carson Dominguez Properties, L.P.                           CancerVax Corporation
---------------------------------------------               -------------------------------------------

---------------------------------------------               -------------------------------------------


By: /s/ Matthew J. Vanderhorst                               By: /s/ David F. Hale
    -----------------------------------------                    --------------------------------------

Name Printed: Matthew J. Vanderhorst                        Name Printed: David F. Hale
              -------------------------------                             -----------------------------

Title: Senior Vice President                                Title: President and CEO
       --------------------------------------                      ------------------------------------


By: /s/ James Flynn
    -----------------------------------------

Name Printed: James Flynn
              -------------------------------

Title: President
       --------------------------------------

Address: 18710 S. Wilmington Avenue, Suite 200
         ------------------------------------
         Rancho Dominguez, CA 90220
         ------------------------------------

         ------------------------------------


Telephone: (310) 687-5000                                   Telephone: (760) 494-4200
           ----------------------------------                          --------------------------------

Facsimile: (310) 687-5057                                   Facsimile: (760) 494-4282
           ----------------------------------                          --------------------------------

Federal ID No. ------------------------------               Federal ID No. ----------------------------

THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 SOUTH FLOWER STREET, SUITE 600, LOS ANGELES, CA 90017. (213) 687-8777.

       (C)COPYRIGHT 1999 BY AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION.
                              ALL RIGHTS RESERVED.
          NO PART OF THESE WORKS MAY BE REPRODUCED IN ANY FORM WITHOUT
                             PERMISSION IN WRITING.




                                                                      [Illegible
                                                                      Copy]
Initials: ________                                          Initials: ________

                                                                      [Illegible
                                                                      Copy]
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                                 PAGE 12 OF 12
                                    REVISED


(c)1999 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION           FORM MTN-2-2/99E

              [AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION  LOGO]
                               RENT ADJUSTMENT(S)
                            STANDARD LEASE ADDENDUM


                    DATED July 14, 2004
                          _____________________________________________________

                    BY AND BETWEEN (LESSOR) Carson Dominguez Properties, L.P.
                                            ___________________________________
                                            ___________________________________


                                   (LESSEE) Cancer Vax Corporation
                                            ___________________________________
                                            ___________________________________


                    ADDRESS OF PREMISES: 18120 Central Avenue
                                         ______________________________________
                                         Carson, CA 90746
                                         ______________________________________

Paragraph 53
          _____

A.   RENT ADJUSTMENTS:
     The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

[X]  I.   COST OF LIVING ADJUSTMENT(S) (COLA)

          a. On (Fill in COLA Dates): the commencement of the 13th month of the Original Term and annually thereafter the Base Rent shall be increased by 3%.

[ ]  II.  MARKET RENTAL VALUE ADJUSTMENT(S) (MRV)

          a.   On (Fill in MRV Adjustment Date(s): ____________________________

_______________________________________________________________________________

the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

                1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached within thirty days, then:

                    (a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or

                    (b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

                        (i) Within 15 days thereafter, Lessor and Lessee shall each select an [ ] appraiser or [ ] broker ("CONSULTANT" - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

                         (ii)  The 3 arbitrators shall within 30 days of the
appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

                         (iii) If either of the Parties fails to appoint an
arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

                         (iv)  The entire cost of such arbitration shall be paid
by the party whose submitted MRV is not selected, ie. the one that is NOT the closest to the actual MRV.

                2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

          b.   Upon the establishment of each New Market Rental Value:

Initials:                                                Initials: [Illegible]
          ________                                                 ____________
                                                                   [Illegible]
          ________                                                 ____________

                               RENT ADJUSTMENT(S)
                                  PAGE 1 OF 2

(C) 2000 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION           FORM RA-3-8/00E

                                    REVISED

            1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

            2) the first month of each Market Rental Value term shall become the new "Base Month [Illegible Copy] the purpose of calculating any further Adjustment

[ ]   III.  FIXED RENTAL ADJUSTMENT(S) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

      On (Fill in FRA Adjustment Date(s)):    The New Base Rent shall be:

      ___________________________________     $ ________________________________

      ___________________________________     $ ________________________________

      ___________________________________     $ ________________________________

      ___________________________________     $ ________________________________

B.    NOTICE:

      Unless specified otherwise herein, notice of any such adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 [Illegible Copy] the Lease.


NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 S. FLOWER STREET, SUITE 600, LOS ANGELES, CALIF. 90017





                                                                      [Illegible
                                                                      Copy]
Initials: ________                                          Initials: ________

                                                                      [Illegible
                                                                      Copy]
          ________                                                    ________

                               RENT ADJUSTMENT(S)
                                  PAGE 2 OF 2

                                    REVISED


(c)2000 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION           FORM RA-3-8/00E

               [AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION LOGO]
                              OPTION(S) TO EXTEND
                            STANDARD LEASE ADDENDUM

                       DATED July 14, 2004

                       BY AND BETWEEN (LESSOR) Carson Dominguez Properties, L.P.


                                                 (LESSEE) Cancer Vax Corporation


                                       ADDRESS OF PREMISES: 18120 Central Avenue
                                                            Carson, CA 90746

Paragraph 54

A.   OPTION(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for one additional 60 month period commencing when the prior term expires upon each and all of the following terms and conditions:

     (i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 9 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

     (ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this [ILLEGIBLE] Option.

     (iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

     (iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

     (v) The monthly rent for each month for the option period shall be calculated as follows, using the method(s) indicated below:
(Check Method(s) to be Used and Fill in Appropriately)

[ ] I.    Cost of Living Adjustment(s) (COLA)

    a.    On (Fill in COLA Dates): _____________________________________________

________________________________________________________________________________
the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics [Illegible] the U.S. Department of Labor for (select one): [ ] CPI W (Urban Wage Earners and Clerical Workers) or [ ] CPI U (All Urban Consumers), for (Fill in Urban Area):

________________________________________________________________________________
All items (1982-1984 = 100), herein referred to [Illegible]

     b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): [ ] the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or [ ] (Fill in Other "Base Month") ___________________________________________. The sum so calculated shall constitute the new monthly rent hereunder but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

     c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

[ ] II.   MARKET RENTAL VALUE ADJUSTMENT(S) MRV

    a.    On (Fill in MRV Adjustment Date(s)) __________________________________

________________________________________________________________________________
the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

     1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

          (a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or

          (b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

Initials:                                                 Initials: [Illegible]
          _______                                                   ___________
                                                                    [Illegible]
          _______                                                   ___________

                                  PAGE 1 OF 2

(C)2000 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION           FORM OE-3-8/00E

                                    REVISED

          (i) Within 15 days thereafter, Lessor and Lessee shall each select an [ ] [illegible] or [ ] broker ("Consultant" -- check one) of the choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

         (ii) The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

         (iii) If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

         (iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie. the one that is NOT the closest to the actual MRV.

     2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

  b. Upon the establishment of each New Market Rental Value:

     1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

     2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

[x] III. FIXED RENTAL ADJUSTMENT(s) (FRA)
The Base Rent shall be increased to the following amounts on the dates set forth below:

  On (Fill in FRA Adjustment Date(s)):        The then current Base Rent
                                              shall be:

  the commencement of                         $ increased by 3%
  ----------------------------------          -------------------------------
  the option term and
  ----------------------------------
  annually hereafter
  ----------------------------------

B. NOTICE:

   Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 S. FLOWER STREET, SUITE 600, LOS ANGELES, CALIF., 90017.


                                                                     [illegible]
Initials -----                                              Initials -----
                                                                     [illegible]
         -----                                                       -----

                                     PAGE 2 of 2
                                       REVISED

(C)2000 -- AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION           FORM OE-3-8/00E

                      RIDER ATTACHED TO AND MADE A PART OF
             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                           DATED AS OF JULY 14, 2004,
                                 BY AND BETWEEN
                 CARSON DOMINGUEZ PROPERTIES, L.P., AS LESSOR,
                     AND CANCER VAX CORPORATION, AS LESSEE


     1.2 PREMISES. This Lease is made and accepted and the Premises leased subject to existing conditions, covenants, restrictions, reservations, easements and rights-of-way of record and there is excepted and reserved unto the Lessor and to it successors and assigns all water, oil, gas and other hydrocarbons and other minerals in and under the Premises, together with the sole and exclusive right, as hereinafter limited, to drill, redrill, deepen, complete and maintain wells and well holes under, through and beyond, and to drill for, produce, extract, take and remove water, oil, gas, and other hydrocarbon substances and other minerals from and through the Premises together with all rights-of-way and of ingress and egress and all easements necessary or desirable for or in connection with any and all of the above-mentioned purposes; provided, however, the foregoing rights and the exercise thereof are subject to the following limitations: neither Lessor nor anyone claiming under or through Lessor shall have or exercise any right of surface entry upon or through the Premises except beneath a depth two hundred
(200) feet below the present surface of the Premises. Lessor further reserves the right for itself, its successors and assigns to grant, transfer, convey, assign, lease, convey in trust, mortgage, hypothecate or otherwise encumber, the rights hereby excepted and reserved in this Section 1.2, without notice to or necessity of any consent or approval from the Lessee. Subject to compliance with the Covenants, Conditions and Restrictions for the Project, Lessee shall have the exclusive right to use the roof of the Premises for HVAC and communication equipment.

     4.2 (xi) COMMON AREA OPERATING EXPENSES. Common Area Operating Expenses shall not include the following:

               1. The cost to bring any portion of the Premises into compliance with Applicable Requirements as of the Commencement Date;

               2. Costs to perform initial construction and/or correct initial construction defects;

               3. Advertising expenses for the Project, including but not limited to costs of maintaining any website related to the Project;

               4.   The purchase or maintenance of any art work;

               5. Costs incurred because any party breaches any lease with respect to any portion of the Premises;

               6. Any cost reimbursed by insurance proceeds (or which would have been reimbursed if Lessor carried customary insurance), condemnation award or indemnification by any third party;

               7.   Charitable or political contributions;

               8.   Entertaining, dining or related travel expenses that are
(a) not directly related to the management and maintenance of the Premises, or
(b) in excess of reasonable and customary amounts;

               9.   Fines and penalties;

               10. Costs of testing for, handling, remediating, or abating Hazardous Substances existing on the Premises prior to the Commencement Date;

               11.  Costs of purchasing environmental insurance;

               12. Expenses paid to Lessor's affiliates in excess of market rates;

               13. Ground rent, mortgage interest, principal and transaction costs, build out of tenant space, cleanup of Lessor's construction projects and general and administrative expenses for construction (overhead);

               14.  Costs resulting from Lessor's negligence;

               15. Costs incurred in installing, operating and maintaining any specialty service, other than those listed in this paragraph 4.2, which is not necessary for Lessor's operation of the Project.

     5. SECURITY DEPOSIT. As security for its obligations under this Lease, Lessee shall deliver to Lessor an unconditional irrevocable letter of credit
from             , or another banking institution which is rated A- or better by Standard & Poor's or Moody's in a face amount equal to Two Hundred Eighty Thousand Dollars ($280,000.00) (the "Letter of Credit"). The Letter of Credit shall have a term not less than one year. Lessor may draw on the Letter of Credit shall have a term not less than one year. Lessor may draw on the Letter of Credit for any matter for which Lessor could otherwise apply the Security Deposit under this Lease, in which case, Lessor may draw only that amount which could be so applied or for Lessee's failure to replace the Letter of Credit with a new Letter of Credit not less than twenty days before expiration of the then-current Letter of Credit. The Letter of Credit shall constitute the Security Deposit hereunder, and be governed by the terms of this Lease governing the Security Deposit. If at any time Lessor draws upon the Letter of Credit Lessee shall immediately deposit with Lessor in cash an additional Security Deposit equal to the amount so drawn by Lessor. In no event shall Lessee use or attempt to use the Security deposit for the payment of rent during the Lease term (or any extension, renewal or option period thereof), including, without limitation, the last month of the Lease term (or any extension, renewal or option period thereof). If at any time during the term of the Lease Lessee (i) provides to Lessor financial statements as filed with the Security and Exchange Commission showing that Lessee has generated GAAP based positive net income for two consecutive quarters, and (ii) Lessee is not in Default under this Lease, then Lessee may replace the then current Letter of Credit with a new Letter of Credit in a face amount equal to One Hundred Thousand Dollars ($100,000.00).

     6.2(a) HAZARDOUS SUBSTANCES. As of the Commencement Date, Lessee will be using the following substances on the Premises which constitute a Reportable Use of Hazardous Substances and Lessor hereby consents to the use of such substances provided that Lessee complies with all Applicable Requirements. All other substances used on the Premises which constitute a Reportable Use of Hazardous Substances shall require consent as provided in this Section 6.2.

                                             Minimum             Maximum
Part#     Description                        Inventory Level     Inventory Level     UOM
1047      Alcohol Spray                      15                  30                  case (24ea @ 11oz)
1050      Bleach                             5                   10                  Gallon
1064      RIMSO 50                           50                  100                 each (100mL)
1243      Sporklenz RTU                      40                  60                  case (4ea @ 1 quart)
1246      Sporklenz Concentrate              32                  48                  case (4ea @ 1 quart)
1248      Vesphene                           1                   2                   L
1250      LpH                                1                   3                   L
6184      Prostat Sterile Cleanroom Wipes    250                 350                 cs
          (Alcohol)
          Hypo Chlor Spray                   10                  15                  cs

     7.1(a) LESSEE'S OBLIGATIONS. As used in this Lease, "good order, condition and repair" shall be determined by Lessor, in its reasonable discretion.

     9.1(f) DEFINITIONS. "Lessee's Agents" shall mean Lessee's agents, representatives, employees, contractors, invitees and customers when acting within the scope of their relationship with Lessee.

     10.1 DEFINITION OF "REAL PROPERTY TAXES." Lessor and Lessee acknowledge that the property tax authorities will require an extended time to reassess the property to take into account the value of the new buildings and other improvements thereon, but that property taxes on the reassessed value will eventually be payable from the date of such improvements. Therefore, as used in this Lease, the term "Real Property Taxes" shall include an amount reasonably estimated by Lessor as the amount necessary to cause payments under this section to equal the amount of real property taxes ultimately payable with respect to the property for such period. Upon a determination of the actual amount of Real Property Taxes, as reassessed, Lessor shall provide a statement to Lessee of such amounts. If Lessee's payment of Real Property Taxes, as estimated by Lessor, is greater than the actual amount of Real Property Taxes, then Lessor shall refund the overpayment amount to Lessee within thirty (30) days. If Lessee's payment of Real Property Taxes, as estimated by Lessor, is less than the actual amount of Real Property Taxes, then Lessee shall pay such difference to Lessor within thirty (30) days.

               12.1(b) LESSOR'S CONSENT REQUIRED. Notwithstanding the foregoing, Lessee shall not be required to obtain consent of Lessor for any assignment, sublease or any other transfer or use of the Leased Premises by or to an entity controlled by, controlling, or under common control with Lessee or any successor in interest to Lessee (collectively, "Lessee's Affiliate"). Lessee agrees to deliver to Lessor advance written notice prior to any such Lessee Affiliate transfer. Lessee shall also deliver to Lessor appropriate documentation confirming Lessee's Affiliate status and a written assumption of Lessee's obligations hereunder. The option rights under this Lease, if any, are not personal and may, only with the consent of Lessee, be transferred upon authorized transfer under the Lease. Notwithstanding any consent by Lessor to an assignment or sub-tenancy, Lessee shall remain jointly and severally liable (along with each approved assignee or sub-tenant which shall automatically become liable for all obligations of Lessee hereunder upon commencement of such assignment or sublease) for all obligations under this Lease, and Lessor shall be permitted to enforce the provisions of this instrument directly against the undersigned Lessee and/or its assignee or subtenant without proceeding in any way against any other person.

               12.4 PAYMENT OF PROFIT. Except for an assignment or sublease to a Lessee's Affiliate, if Lessee assigns or subleases this Lease, the following shall apply:

               (a) Lessee shall pay to Lessor as rent under the Lease the Profit (as hereinafter defined) on such transaction as and when received by Lessee, unless Lessor gives written notice to Lessee and the assignee or subtenant that the Profit shall be paid by the assignee or subtenant to Lessor directly. The term "Profit" means fifty percent (50%) of all amounts paid to Lessee for such assignment or sublease including "key" money, monthly Base Rent in excess of the monthly Base Rent payable under this Lease and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements but after deducting Lessee's costs to sublease which shall include, without limitation, broker's commissions to unrelated third parties, tenant improvement costs and any other amounts paid by Lessee in connection with such transfer. The Profit in the case of a sublease of less than all the Premises is the rent and other charges allocable to the subleased space as a percentage on a square footage basis.

               (b) Lessee shall provide Lessor a written statement certifying all amounts to be paid from any assignment or sublease of the Premises within thirty (30) days after the transaction documentation is signed and Lessor, from time to time, may inspect Lessee's books and records to verify the accuracy of such statement. Upon Lessor's written request, Lessee shall promptly furnish to Lessor copies of all the transaction documentation, all of which shall be certified by Lessee to be complete, true and correct and which are the confidential information of Lessee and may not be disclosed by Lessor to any third party without Lessee's prior written consent. Lessor's receipt of the Profit shall not be consent to any further assignment or subletting. The breach of Lessee's obligation under this Paragraph 12 shall be an Event of Default under this Lease.

               51. UNDERGROUND TANKS AND BACKUP GENERATORS. Notwithstanding anything to the contrary in the Lease, Lessee shall not install, maintain or use on the Premises underground tanks or other underground receptacles of any sort without the prior written consent of Lessor, which consent may be granted or withheld in the sole discretion of Lessor. Lessee shall have the right, at its sole expense, to install, operate and maintain one or more backup generators on the Premises. The size and location of such backup generator(s) shall be subject to approval by Lessor, which approval shall not be unreasonably withheld or delayed.

               52. OIL FACILITIES. Lessee acknowledges that the Premises have been constructed upon or in the vicinity of former oil wells that have been abandoned in accordance with procedures approved by the California Department of Conservation, Division of Oil and Gas. Lessee shall not interfere with any equipment or structures relating to such abandoned oil wells. Lessor shall be entitled to access to the Premises at reasonable times and upon reasonable notice, if and as necessary or convenient to maintain, repair or replace any of such equipment or structures, provided Lessor shall not unreasonably interfere with Lessee's operations on the Premises. Lessee shall not be obligated to maintain, repair or install any equipment or structures required in connection with the abandonment of oil and gas wells on the premises.

     Lessor reserves the right to enter the Premises from time to time to install, maintain, repair, replace and remove methane gas monitoring devices and other apparatus as Lessor may deem appropriate, but Lessor shall not unreasonably interfere with Lessee's operations and use of the Premises.

          53.  RENT ADJUSTMENT(S). See attached.

          54.  OPTION TO EXTEND. See attached.

                                   EXHIBIT A
                           [THE CARSON COMPANIES MAP]


   THE CARSON COMPANIES
 18710 S. WILMINGTON AVE.
        SUITE 200
RANCHO DOMINGUEZ, CA 90220
      310-687-5000
    310-687-5057 FAX
    MATT VANDERHORST

                                   EXHIBIT B

                      WORK LETTER FOR TENANT IMPROVEMENTS

   This Work Letter is made a part of the Lease Agreement dated JULY 14, 2004, by and between CARSON DOMINGUEZ PROPERTIES, L.P., as Lessor, and CANCER VAX CORPORATION, as Lessee. Lessor and Lessee hereby agree as follows:

I. LESSEE'S WORK.

     A. DEFINITION. All tenant improvements in the Premises (including, without limitation, removal or modification of any existing improvements), to prepare the Premises for occupancy by Lessee will be performed by Lessee at Lessee's sole cost and expense except to the extent covered by the Allowance to be paid by Lessor as provided in paragraph VI herein. The improvements to be constructed by Lessee in the Premises in accordance with this Work Letter shall include, but are not limited to engineering and design fees, plan check and permit costs, testing and inspection costs, construction costs, bond costs, blueprint and reproduction costs ("Lessee's Work").

     B. LESSOR'S OBLIGATIONS. Except as otherwise provided in the Lease, it is expressly understood and agreed that Lessee is accepting the Premises "AS IS" and that Lessor shall have no obligation to perform any tenant improvement work in the Premises (including, without limitation, any base building work) and that none of Lessee's obligations under the Lease shall be conditioned upon the timely or satisfactory completion of Lessee's Work.

     C. REQUIREMENTS. Lessee's Work shall conform to Lessor's building standards described in Exhibit C, and shall be performed in accordance with Lessee's Plans (as described in Paragraph II below), which shall be subject to the approval and consent of Lessor, which approval and consent shall not be unreasonably withheld or delayed. Lessee shall be responsible for the design, construction, function, repair and maintenance of all Lessees' work. Lessee shall complete Lessee's Work prior to March 31, 2005.

II. LESSEE'S PLANS.

     A. DESCRIPTION. Lessee shall retain architects and engineers licensed by the State of California (collectively, "LESSEE'S ARCHITECT") to prepare plans and specifications for the construction of Lessee's Work ("LESSEE'S PLANS"), Lessee's Plans shall be in form and content sufficient to secure all required governmental approvals. Lessor hereby acknowledges that it has approved Lessee's use of Certified Facilities, Inc. for the design of Lessee's Work. Lessee shall pay all of the fees and charges of Lessee's Architect for all of the work required by this Work Letter. Lessee's Architect shall coordinate with Lessor's representatives to assure the consistency of Lessee's Plans with the plans and specifications for the work already included within the Premises. Prior to the commencement of construction, Lessee shall deliver to Lessor all of Lessee's Plans, together with such further information and detail as Lessor shall reasonably request, for Lessor's review and approval in accordance with this Work Letter.

     B. LESSOR APPROVAL. Lessee's Plans shall be subject to Lessor's reasonable approval, which approval shall not be unreasonably withheld or delayed. Prior to commencement of construction, all structural plans for Lessee's Work shall be submitted for review and approval to the engineering firm of Ajit Randhava & Associates and Lessee shall pay such firm's fees for such review and approval. Failure of Lessor to notify Lessee of Lessor's response to such Plans within five (5) business days after receipt thereof and of any supplemental information required by Lessor shall constitute Lessor's approval of such Plans. If Lessor disapproves any of Lessee's Plans, Lessor shall advise Lessee of the reasons for such disapproval and the required revisions. After being so advised by Lessor, Lessee shall submit a redesign, incorporating the revisions required by Lessor, for Lessor's approval. Approval by Lessor shall not be deemed to be a representation or warranty by Lessor with respect to the safety, adequacy, correctness, efficiency or compliance with law of Lessee's Plans.

     C. PERMITS. Lessee's Architect shall be responsible for submission of Lessee's Plans for a plan check by the City of Carson (the "CITY"). Any changes required by the City shall be submitted to Lessor for Lessor's review and approval. Lessee's Contractor (as defined below) or Lessee shall apply for the building permit for Lessee's Work and Lessee shall be responsible for and pay all fees and expenses for securing the building permit and all other permits necessary for construction of the "Lessee's Work".

III. CONSTRUCTION OF LESSEE'S WORK.

     A. LESSEE'S CONTRACTOR. Lessee will enter into a construction contract with Lusardi Construction Company for construction of Lessee's Work ("LESSEE'S CONTRACTOR"). Lessor hereby acknowledges that it has approved Lessee's use of Lusardi Construction Company for the construction of Lessee's Work. Lessee's Contractor shall be licensed and regulated by the Contractor's State License Board, as required by law. Lessee's Contractor shall be required to provide payment and performance bonds for all of Lessee's Work.

     B. PERFORMANCE. Lessee shall perform, through Lessee's Contractor, all work shown in the approved Lessee's Plans, strictly in accordance therewith, and in a good, workmanlike and professional manner, to the standards of the base building improvements or better, and in accordance with all applicable laws and codes. As used herein, the term "CODE" shall mean all applicable electrical, building, architectural barrier and access, zoning, health, safety, seismic, fire, energy and other codes, ordinances, regulations, rulings, interpretations, requirements and relevant provisions of law issued or adopted by the City, County of Los Angeles, State of California, Federal Government or other governmental authority. If Lessee's Work results in any damage to or defects in the Premises Lessee shall promptly remedy said damage or defects at its sole cost and expense.

     C. CODE REQUIREMENTS. Lessee shall bear all costs and expenses of constructing Lessee's Work in compliance with all applicable codes and shall be responsible, at its expense, for obtaining and, if requested by Lessor, furnishing copies to Lessor of, all governmental permits, certificates, and approvals necessary for the commencement and prosecution of Lessee's Work and for final approval thereof upon completion.

     D. TEST AND INSPECTIONS. Lessee shall conduct tests and inspections on structural, roof, soils, and concrete portion of Lessee's Work. The following testing and inspection companies shall be used for their respective areas of the Lessee's Work.

          (a).  Structural:  Heider Engineering
          (b).  Roofing:     Commercial Roof Management
          (c).  Soils:       GeoSoils, Inc.
          (d).  Concrete:    Heider Engineering

     Testing companies selected by Lessee to accomplish such other testing as may be required shall be subject to approval by Lessor, not unreasonably withheld.

     E. HAZARDOUS MATERIALS. Lessee hereby agrees to fully comply with, and cause its agents, employees and contractors to comply with the terms of Section
6.2 of the Lease and to specifically comply with all applicable laws, rules and regulations throughout the term of the Lease, including, without limitation, during the period of construction of Lessee's Work. Lessee shall not at any time install or operate any underground storage tank on the Premises. Lessee specifically agrees that if, during the course of construction of Lessee's Work, applicable laws, rules or regulations require any remedial work, testing or other action with respect to Hazardous Materials in all or any part of the Premises, such work shall be performed at Lessee's sole cost and expense. Lessee hereby agrees to indemnify, defend and hold Lessor harmless from any cost, expense, claim, loss, damage or liability resulting from the presence or use of Hazardous Materials in all or any part of the Premises which are brought into the Premises in connection with the construction of Lessee's Work.

     F. LIENS AND VIOLATIONS. Lessee, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Lessee's Work, or any other work, labor, services or materials done for or supplied to Lessee, or any person claiming through or under Lessee, issued by any public authority. Lessee shall not utilize materials in Lessee's Work that are subject to security interests or liens, provided that the foregoing shall not apply to Lessee's trade fixtures, furnishings and equipment which, at Lessee's option, may be subject to equipment lease financing. Lessee shall defend, indemnify and hold Lessor harmless from and against any and all mechanics' liens, stop notices and other liens and encumbrances or claims of liens or encumbrances filed in connection with Lessee's Work, or any other work, labor, services or materials done for or supplied to Lessee, or any person claiming through or under Lessee including, without limitation, security interests in any materials, fixtures or other articles installed in the Premises (except as aforesaid, provided that any trade fixtures which are installed and which are subject to equipment lease financing shall be removable without substantial damage to the Premises or other improvements thereon, including those installed as part of Lessee's Work); and against all costs, expenses and liabilities incurred in connection with any such lien or encumbrance, or claim of lien or encumbrance, its removal or any related action or proceeding. Lessee, at its expense, shall satisfy or discharge of record each stop notice, lien or encumbrance within fifteen (15) days after it is filed. If Lessee, after fifteen
(15) days' notice from Lessor, fails to satisfy or discharge such matters, Lessor shall have the right to satisfy or discharge the stop notice, lien or encumbrance by (i) payment to the claimant on whose behalf it was filed, (ii) the posting of a bond, or (iii) other action. Lessee shall reimburse Lessor on demand for the costs and expenses so incurred by Lessor. Lessee will be directly responsible to Lessor for the performance of Lessees' Architect and Lessee's Contractor, and will indemnify, defend and hold harmless Lessor from any cost, expense, claim, lien, loss, damage or liability in connection with Lessee's Work.

     G. INSPECTION BY LESSOR. Lessor shall have the right to inspect Lessee's Work at any time, and may (but shall have no obligation to) require the removal of Lessee's Work that does not conform with applicable laws or does not substantially conform with Lessee's Plans. If Lessor so requests, Lessee shall notify Lessor of all scheduled inspections, tests or approvals of portions of Lessee's Work in sufficient time to permit Lessor's representatives to observe such inspections, tests or approvals.

     H. INSURANCE. Throughout the performance of Lessee's Work, Lessee, at its sole cost and expense, shall carry, and shall cause Lessee's Contractor to carry workers' compensation insurance as required by law and general liability insurance with coverage limits not less than $1,000,000 for any occurrence in or about the Premises, in such form, with coverage limits and with such insurers, as reasonably satisfactory to Lessor, and shall name Lessor as an additional insured, and in each case meeting the requirements of Section 8.5 of the Lease. Lessee shall furnish Lessor with evidence satisfactory to Lessor that such insurance is in effect before the commencement of Lessee's Work, and, on request of Lessor during construction, Lessee shall provide evidence satisfactory to Lessor that such insurance remains in effect.

IV. CHANGE ORDERS. If Lessee desires any change, addition or alteration in approved Lessee's Plans, which itself, or together with previous change orders not subject to Lessor's approval, would change the project cost by more than $50,000, Lessee shall submit drawings and specifications describing such desired change, addition or alteration in such detail as Lessor may reasonably require. Lessor shall give Lessee written notice of its election to approve or reject such change, addition or alteration, such approval not to be unreasonably withheld or delayed.

V. MANAGEMENT OF CONSTRUCTION. Lessee shall manage and be responsible for all aspects of construction of the Lessee's Work.

VI. PAYMENT FOR TENANT IMPROVEMENTS.

Allowance from Lessor. Lessor shall provide an allowance (the "Allowance") of One Hundred Twenty Eight Thousand and no/100 Dollars ($128,000.00) for payment toward the cost of constructing Lessee's Work.

          (b). Balance from Lessee. With the exception of Lessor's obligation to provide the Allowance, as described above, Lessee shall be solely responsible for payment of all other costs of Lessee's Work.

          (c). Payment of Allowance. Lessee or Lessee's Contractor shall provide Lessor by the fifteenth (15th) day of each calendar month with an invoice prepared by Lessee's Contractor (or Lessee's Architect with respect to design costs) setting forth the cost of Lessee's Work payable since the last such invoice. Such invoice shall be accompanied by copies of lien releases and waivers, or conditional lien releases and waivers, in both Lessor's and Lessee's favor, from Lessee's Contractor and subcontractors (such releases and waivers shall be conditional with respect to such cost set forth in the invoice which they are accompanying and final with respect to the cost on prior invoices). Lessor's approval of all such invoices shall not be unreasonably withheld conditioned, or delayed.

     Within twenty (20) calendar days thereafter, Lessor shall deliver a check to Lessee made jointly payable to Lessee's Contractor and Lessee in payment of the lesser of:

                    (i)   the invoice amount: or

                    (ii) the balance of any remaining available portion of the Allowance.

     Lessor's payment in such amounts shall not be deemed Lessor's approval or acceptance of the work furnished or material supplied as set forth in the invoice submitted by Lessee. Upon exhaustion of the Allowance it shall become Lessee's responsibility to pay all of the Lessee's Work costs as set forth on such invoices, within a thirty (30) calendar day period, and Lessee shall provide Lessor promptly upon Lessor's request with reasonable evidence of such payment.

VII. AS-BUILT PLANS AND SPECIFICATIONS. Within thirty days after completion of Lessee's Work, Lessee shall provide to Lessor, at Lessee's cost, a complete set of as-built plans and specifications detailing Lessee's Work.

VIII. REPRESENTATIVES. Lessor and Lessee shall each designate in writing the name of their respective authorized construction representatives. The persons initially designated to act as such representative are:

            A. For Lessor: Don Dresslar

            B. For Lessee: Steven Ruhl

IX. BREACH OF THE WORK LETTER FOR LESSEE IMPROVEMENTS.

            A. REVOCATION OF CONSENT. In the event of a breach of any of the terms and conditions of this Work Letter, Lessor expressly reserves the right to revoke the consent contained in this Work Letter by notice to Lessee, in which event Lessee's Work shall immediately cease, except as Lessor may otherwise direct.

            B. NO AGENCY; CROSS-DEFAULT. Lessee is acting as a principal in performing Lessee's Work, and not in any manner as Lessor's agent. This Work Letter supplements, and does not modify or waive, any of the terms or provisions of the Lease, including without limitation Article 7 thereof. Any default by Lessee with respect to any portion of this Work Letter shall, at Lessor's option, constitute a breach of Lessee's obligations under the Lease and Lessor shall have available all of the remedies as in the case of any other default of the Lease by Lessee.

                                   EXHIBIT C



                     REQUIREMENTS FOR TENANT FINISHED SPACE


1.    All backfill will be subject to continuous inspection for 90% compaction by:

            GeoSoils, Inc.
            1446 East Chestnut Avenue
            Santa Ana, CA 92701

            Tel:  (714) 647-0277
            FAX:  (714) 647-0745

2. All concrete floor patching shall be doweled into existing slab, and certified by testing laboratory, per Carson Companies Standard Details.

3.    All concrete in floor slabs shall be a minimum of 4000 lbs. mix design

4. All toilets and urinals shall be flush valve, with infrared automatic flush operation.

5.    No exposed piping or conduit allowed atop roof.

6.    All roof penetrations shall be inspected by:

            Commercial Roof Management, Inc.
            33049 Calle Aviador, Suite C
            San Juan Capistrano, CA 92675

            Tel:  (949) 859-9009
            FAX:  (949) 859-1130

7. Roof-mounted A.C. equipment shall be installed with factory-supplied curb, if available. Unless weight requires isolated framing, longitudinal dimension of base shall rest on carrying girder, as close to column as possible. Additional framing to be installed as designed by structural engineer, and be placed below roof. Factory curb shall have continuous shims.

8.    Tenant shall pay for inspection costs.

9. 2" x 4" roof sub-purlins shall NOT be used for support of any building items such as ceilings, electrical, fire sprinkler or other piping, H.V.A.C. items, etc. All proposed loads attached to 2" x 6" or 3" x 4" sub-purlins must be approved by the structural engineer and a detailed drawing provided.

10. All structural work to be submitted to structural engineer of Carson's selection concurrent with submittal for plan check, and will be subject to this engineer's approval.

11. H.V.A.C. duct work shall have interior sound insulation for a distance of 20 feet from unit on both supply and return, with rectangular metal ducts.

12. All roof-mounted equipment is to be screened. Screens shall be constructed per Carson's standard details. Location and quantity to be approved by The Carson Companies, prior to installation.

13.  Provide The Carson Companies copies of the following:

     a. Notification of start of work, 10 days prior to commencement (The Carson Companies will post Notice of Non-Responsibility).

     b.  Building Permits.

     c. All Test & Inspection Reports including soils, concrete, structural and roofing.

     d.  Insurance Certificates from contractor, prior to commencing work.

     e.  Plans and Specs and revisions to same.

     f.  As-Builts drawings, in format as selected by The Carson Companies.

     g. Certificate of Occupancy, and final sign-off card from the City of Carson.

     h.  Copies of all warranties/guarantees.